UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 28, 2004
                                                -------------------------------

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                         0-30420               20-1010495
---------------------------        ------------------------  ------------------
(State or other jurisdiction       (Commission File Number)  (IRS Employer
     of incorporation)                                       Identification No.)


          100 Eagle Rock Avenue
        East Hanover, New Jersey                        07936
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code   (973) 560-9400
                                                     --------------------------



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          (Former name or former address, if changed since last report)

PORTIONS AMENDED:

         The Registrant hereby amends Item 7 contained in the Registrant's Current Report on Form 8-K filed July 13, 2004 to provide the requisite financial information required by Item 7 including pro forma financial information. Except as set forth in Item 7 below, no other changes are made to the Registrant's Current Report on Form 8-K filed July 13, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. Audited Financial Statements for Evoke Software Corporation for the years ended December 31, 2003 and December 31, 2002.

(b)  Pro  Forma  Financial   Information.   Unaudited  Financial  Statements  of
Conversion Services International for the six months ended June 30, 2004 and the year ended December 31, 2003.

(c) Exhibits.

2.1 Asset Purchase Agreement Agreement, dated May 26, 2004, among the Registrant, Evoke Asset Purchase Corp. and Evoke Software Corporation (filed as Exhibit 2.1 on Form 8-K on July 13, 2004).

99.1 Press Release of Registrant, dated June 29, 2004, relating to the merger transaction (filed as Exhibit 99.1 on Form 8-K on July 13,
         2004).

99.2* Audited Financial Statements for Evoke Software Corporation for the year ended December 31, 2003 and the nine months ended December 31,2002.

99.3* Unaudited Financial Statements of Conversion Services International, Inc. for the six months ended June 30, 2004 and the year ended December 31, 2003.

-------------------------
*  Filed herewith.

Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                      # # #

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 13, 2004             CONVERSION SERVICES INTERNATIONAL, INC.


                               By: /s/ Scott Newman
                                   -------------------------------
                                   Name: Scott Newman
                                   Title: President and Chief Executive Officer


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